UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

NeoVolta, Inc

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12195 Dearborn Place

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering

On January 22, 2026, NeoVolta Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “RDO Purchase Agreement”) with the purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, in a registered direct offering (the “Registered Direct Offering”), 2,100,841 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The offering price of each Share is $4.76 per share (the “Offering Price”). The gross proceeds to the Company from the Registered Direct Offering are expected to be approximately $10 million, before deducting offering expenses payable by the Company.

The Registered Direct Offering is expected to close on or about January 26, 2026, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Registered Direct Offering for working capital and general corporate purposes.

The RDO Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the RDO Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Registered Direct Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-280400) that was originally filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2024, and that became effective on June 28, 2024, and a related base prospectus and prospectus supplement (the “Prospectus Supplement”) thereunder.

The foregoing description of the RDO Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of RDO Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

The Company expects to report that as of December 31, 2025, the Company had cash and cash equivalents of $242,434 and for the three-month period ended December 31, 2025, the Company anticipates revenue in the range of $4.4 million to $4.6 million and gross profit in the range of $700,000 and $800,000. These estimates are preliminary and subject to normal end of period closing procedures and, accordingly, are subject to change. As a consequence, actual results may differ from the preliminary results described above.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 2.02 of this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements in this Item 2.02

The estimates in Item 2.02 of this report contain forward-looking statements. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

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Item 7.01	Regulation FD Disclosure.

On January 23, 2026, the Company issued a press release announcing the terms of the Registered Direct Offering, a copy of which is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
5.1	ArentFox Schiff LLP Legal Opinion
10.1†	Form of Securities Purchase Agreement, by and among NeoVolta Inc. and the Purchasers, dated January 22, 2026.
99.1	Press Release of NeoVolta Inc., dated January 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended. The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements relating to the Company’s expectations regarding the completion and timing of the Registered Direct Offering, the satisfaction of customary closing conditions related to the Registered Direct Offering, the proceeds that the Company expects to receive from the Registered Direct Offering and the intended use of proceeds from the Registered Direct Offering. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including, without limitation, market conditions and the Company’s ability to satisfy the closing conditions to the Registered Direct Offering, as well as risks and uncertainties inherent in the Company’s business. For a discussion of these and other factors, please refer to the risk factors included in the Company’s Annual Report on Form 10-K, and the Company’s Quarterly Reports on Form 10-Q and other periodic reports filed from time to time with the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoVolta, Inc.

By:	/s/ Steve Bond
Steve Bond
Chief Financial Officer

Dated: January 23, 2026

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